                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 2-85796 of Superior Surgical Mfg. Co., Inc. on Form S-8 of our report dated March 8, 1996, appearing in the Annual Report on Form 10-K of Superior Surgical Mfg. Co., Inc. for the year ended December 31, 1995.

/s/  DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 1996


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